EXHIBIT 10(i)
                                HOTELVIEW CORPORATION       Contract #__________
                     A Subsidiary of Visual Data Corporation

                            HOTEL SERVICES AGREEMENT
           ADDENDUM II - SPECIAL TERMS AND CONDITIONS, OTHER SERVICES

The Hotel and Company agree to the following special terms and conditions in addition to those contained in the Hotel Services Agreement:

Select either number 1 or number 2 below:

1. Enclosed with this Agreement is the standard deposit of $__________ leaving a balance of:

        Cash $______________ or            Service Fee Balance $_______________.

2.      Tape Replication

        The Hotel agrees to purchase and the Company agrees to furnish copies of the vignette as follows:

        _______ Copies at $________ per vignette for a total cost of $_________ leaving a balance of:

        Cash $______________ or            Service Fee Balance $_______________.

        THE HOTEL AGREES TO PAY SHIPPING COSTS FROM THE REPLICATION FACILITY TO THE HOTEL OR OTHER DESIGNATED LOCATION FOR THE TAPE COPIES.

3.      Special Clauses and Conditions:

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THE PARTIES AGREE TO THE TERMS AND CONDITIONS SET FORTH HEREIN AND IN THE HOTEL
SERVICES AGREEMENT.

                                            Accepted by HOTELVIEW CORPORATION:
For the HOTEL:_________________             1600 South Dixie Highway, Suite 3A
                (Name of Hotel)             Boca Raton, FL 33432

By:___________________________              By:_________________________________

Name:_________________________              Name:_______________________________

Title: _______________________              Title:______________________________

Date:_________________________              Date:_______________________________

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